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Exhibit 10.23

SCHEDULE IDENTIFYING SUBSTANTIALLY
INDENTICAL AGREEMENTS TO SECOND AMENDMENT
TO PARTICIPATION AGREEMENT

1.
Second Amendment to Participation Agreement among (i) Keystone Lessor Genco LLC, as Owner Lessor; (ii) Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee; (iii) Wilmington Trust Company, as Lessor Manager; (iv) PSEGR Keystone Generation, LLC, as Owner Participant; (v) Bankers Trust Company, as Lease Indenture Trustee; and (vi) and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as Pass Through Trustee, dated as of June 18, 2003

2.
Second Amendment to Participation Agreement among (i) Shawville Lessor LLC, as Owner Lessor; (ii) Reliant Energy Mid-Atlantic Power Holdings, LLC, as Facility Lessee; (iii) Wilmington Trust Company, as Lessor Manager; (iv) PSEGR Shawville Generation, LLC, as Owner Participant; (v) Bankers Trust Company, as Lease Indenture Trustee; and (vi) and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as Pass Through Trustee, dated as of June 18, 2003

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Exhibit 10.23 SCHEDULE IDENTIFYING SUBSTANTIALLY INDENTICAL AGREEMENTS TO SECOND AMENDMENT TO PARTICIPATION AGREEMENT